Exhibit 99.2

Non-GAAP Financial Measures
We define Non-GAAP Adjusted EBITDA as earnings before (income) loss from discontinued operations, loss (gain) on sale of discontinued operations, interest expense (income), income taxes, depreciation and amortization, certain other legal and professional fees, and other acquisition related costs. Non-GAAP Adjusted EBITDA Margin is calculated based on Non-GAAP Adjusted EBITDA divided by Non-GAAP Adjusted Total Revenue (defined below). We define Non-GAAP Adjusted Net Income as Net Income before inventory step-up charges, certain other legal and professional fees, other acquisition and integration-related costs, the applicable tax impacts associated with these items and the tax impacts of state tax rate adjustments and other non-deductible items. Non-GAAP Adjusted EPS is calculated based on Non-GAAP Adjusted Net Income, divided by the weighted average number of common and potential common shares outstanding during the period. We define Non-GAAP Adjusted Free Cash Flow as net cash provided by operating activities less cash paid for capital expenditures plus payments associated with acquisitions for integration, transition and other payments associated with acquisitions and additional debt premium payments and acceleration of debt discount and debt finance costs due to debt refinancing. We calculate Non-GAAP Adjusted Free Cash Flow Conversion by dividing Non-GAAP Adjusted Net Income by Non-GAAP Adjusted Free Cash Flow. We define Non-GAAP Adjusted Total Revenues as Total Revenues excluding additional transition costs associated with products acquired. We define Non-GAAP Adjusted Gross Profit as gross profit before inventory step-up charges and certain other acquisition related costs. Non-GAAP Adjusted Gross Margin is calculated using Non-GAAP Adjusted Gross Profit divided by Non-GAAP Adjusted Total Revenues. We define Non-GAAP Adjusted General and Administrative expenses as General and Administrative expenses before certain other legal and professional fees and other acquisition and integration-related costs. Non-GAAP Adjusted General and Administrative Margin is calculated using Non-GAAP Adjusted General and Administrative expenses divided by Non-GAAP Adjusted Total Revenues.

The following tables set forth the reconciliation of Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted EBITDA Margin, Non-GAAP Adjusted Net Income, Non-GAAP Adjusted EPS, Non-GAAP Free Cash Flow, Non-GAAP Adjusted Free Cash Flow, Non-GAAP Adjusted Total Revenues, Non-GAAP Adjusted Gross Profit, Non-GAAP Adjusted Gross Margin, Non-GAAP Adjusted General and Administrative expenses, and Non-GAAP Adjusted General and Administrative Margin, all of which are non-GAAP financial measures. These Non-GAAP financial measures are reconciled to GAAP Total Revenues, GAAP Gross Profit, GAAP General and Administrative expenses, GAAP Net Income, GAAP Diluted EPS and GAAP Net cash provided by operating activities, our most directly comparable financial measures presented in accordance with GAAP.

Reconciliation of GAAP Net Income to Non-GAAP EBITDA, Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted EBITDA Margin:

	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Three Months Ended December 31,	Three Months Ended December 31,
	2011	2012	2013	2014	2014	2013
($ In thousands)
GAAP Net Income	$29,220	$37,212	$65,505	$72,615	$21,293	$3,130
(Income) loss from discontinued operations	(591)	—	—	—	—	—
Loss (gain) on sale of discontinued operations	550	—	—	—	—	—
Interest expense, net	27,317	41,320	84,407	68,582	24,592	21,260
Provision for income taxes	19,349	23,945	40,529	29,133	12,241	1,056
Depreciation and amortization	9,876	10,734	13,235	13,486	5,154	3,644
Non-GAAP EBITDA:	85,721	113,211	203,676	183,816	63,280	29,090
Adjustments:
Inventory step up associated with acquisitions	7,273	1,795	23	577	1,326	—
Additional inventory costs related to the Care acquisition	—	—	—	407	—	—
Legal and professional fees associated with acquisitions and divestitures	7,729	13,807	98	1,111	477	—
Additional sales costs associated with brands acquired from GSK	—	—	411	—	—	—
Additional product testing costs associated with brands acquired from GSK	—	—	220	—	—	—
Additional supplier transaction costs associated with brands acquired from GSK	—	—	5,426	—	—	—
Integration, transition and other costs associated with acquisitions	—	3,588	5,811	—	5,181	—
Unsolicited proposal costs	—	1,737	534	—	—	—
Gain on settlement	—	(5,063)	—	—	—	—
Gain on sale of asset	—	—	—	—	(1,133)	—
Loss on extinguishment of debt	300	5,409	1,443	18,286	—	15,012
Total adjustments	15,302	21,273	13,966	20,381	5,851	15,012
Non-GAAP Adjusted EBITDA	$101,023	$134,484	$217,642	$204,197	$69,131	$44,102

Non-GAAP Adjusted Total Revenues (see table below)	$336,510	$441,085	$624,008	$601,881	$197,606	$144,871
Non-GAAP Adjusted EBITDA Margin	30.0%	30.5%	34.9%	33.9%	35.0%	30.4%

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income and related Non-GAAP Adjusted Earnings Per Share:

	Year Ended March 31,	Adj. EPS	Year Ended March 31,	Adj. EPS	Year Ended March 31,	Adj. EPS	Year Ended March 31,	Adj.EPS	Three Months Ended December 31,	Adj. EPS	Three Months Ended December 31,	Adj. EPS
	2011	2011	2012	2012	2013	2013	2014	2014	2014	2014	2013	2013
($ In thousands)
GAAP Net Income	$29,220	$0.58	$37,212	$0.73	$65,505	$1.27	$72,615	$1.39	$21,293	$0.40	$3,130	$0.06
Adjustments:
Inventory step up associated with acquisitions	7,273	0.14	1,795	0.04	23	—	577	0.01	1,326	0.03	—	—
Additional inventory costs related to the Care acquisition	—	—	—	—	—	—	407	0.01	—	—	—	—
Legal and professional fees associated with acquisitions and divestitures	7,729	0.15	13,807	0.27	98	—	1,111	0.02	477	0.01	—	—
Additional slotting costs associated with brands acquired from GSK	—	—	—	—	411	0.01	—	—	—	—	—	—
Additional product testing costs associated with brands acquired from GSK	—	—	—	—	220	—	—	—	—	—	—	—
Additional supplier transaction costs associated with brands acquired from GSK	—	—	—	—	5,426	0.11	—	—	—	—	—	—
Integration, transition and other costs associated with acquisitions	—	—	3,588	0.07	5,811	0.11	—	—	5,181	0.10	—	—
Unsolicited proposal costs	—	—	1,737	0.03	534	0.01	—	—	—	—	—	—
Gain on settlement	—	—	(5,063)	(0.10)	—	—	—	—	—	—	—	—
Gain on sale of asset	—	—	—	—	—	—	—	—	(1,133)	(0.02)	—	—
Accelerated amortization of debt discount and debt issue costs	—	—	—	—	7,746	0.15	5,477	0.10	218	—	5,112	0.10
(Income) loss from discontinued operations	(591)	(0.01)	—	—	—	—	—	—	—	—	—	—
Loss (gain) on sale of discontinued operations	550	0.01	—	—	—	—	—	—	—	—	—	—
Incremental interest expense to finance Dramamine	800	0.02	—	—	—	—	—	—	—	—	—	—
Loss on extinguishment of debt	300	—	5,409	0.11	1,443	0.03	18,286	0.35	—	—	15,012	0.29
Tax impact of adjustments	(5,213)	(0.10)	(8,091)	(0.16)	(8,329)	(0.16)	(9,100)	(0.17)	(1,950)	(0.04)	(7,285)	(0.14)
Impact of state tax adjustments	—	—	(237)	—	(1,741)	(0.03)	(9,465)	(0.18)	—	—	(380)	(0.01)
Total adjustments	10,848	0.21	12,945	0.26	11,642	0.23	7,293	0.14	4,119	0.08	12,459	0.24
Non-GAAP Adjusted Net Income and Adjusted EPS	$40,068	$0.79	$50,157	$0.99	$77,147	$1.50	$79,908	$1.53	$25,412	$0.48	$15,589	$0.30

Reconciliation of GAAP Net Cash Provided by Operating Activities to Non-GAAP Free Cash Flow and Non-GAAP Adjusted Free Cash Flow:

	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Three Months Ended December 31,	Three Months Ended December 31,
	2010	2011	2012	2013	2014	2014	2013
($ In thousands)
GAAP Net Income	$32,115	$29,220	$37,212	$65,505	$72,615	$21,293	$3,130
Adjustments:
Adjustments to reconcile net income to net cash provided by operating activities as shown in the Statement of Cash Flows	31,137	26,095	35,674	59,497	50,912	17,765	19,438
Changes in operating assets and liabilities, net of effects from acquisitions as shown in the Statement of Cash Flows	(3,825)	31,355	(5,434)	12,603	(11,945)	8,026	2,694
Total adjustments	27,312	57,450	30,240	72,100	38,967	25,791	22,132
GAAP Net cash provided by operating activities	59,427	86,670	67,452	137,605	111,582	47,084	25,262
Premium payment on 2010 Senior Notes	—	—	—	—	15,527	—	12,768
Accelerated interest payments due to debt refinancing	—	—	—	—	4,675	—	3,513
Purchases of property and equipment	(673)	(655)	(606)	(10,268)	(2,764)	(2,320)	(339)
Non-GAAP Free Cash Flow	58,754	86,015	66,846	127,337	129,020	44,764	41,204
Integration, transition, and other payments associated with acquisitions	—	—	—	—	—	784	337
Non-GAAP Adjusted Free Cash Flow	$58,754	$86,015	$66,846	$127,337	$129,020	$45,548	$41,541

Reconciliation of GAAP Total Revenues to Non-GAAP Adjusted Total Revenues and GAAP Gross Profit to Non-GAAP Adjusted Gross Profit and related Non-GAAP Adjusted Gross Margin:

	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Three Months Ended December 31,
	2011	2012	2013	2014	2014
($ In thousands)
GAAP Total Revenues	$336,510	$441,085	$623,597	$601,881	$197,606
Adjustments:
Additional slotting costs associated with brands acquired from GSK	—	—	411	—	—
Non-GAAP Adjusted Total Revenues	$336,510	$441,085	$624,008	$601,881	$197,606

GAAP Gross Profit	$170,878	$227,384	$347,216	$340,051	$111,745
Adjustments:
Inventory step up associated with acquisitions	7,273	1,795	23	577	1,326
Additional inventory costs related to the Care acquisition	—	—	—	407	—
Additional slotting costs associated with brands acquired from GSK	—	—	411	—	—
Additional product testing costs associated with brands acquired from GSK	—	—	220	—	—
Additional supplier transaction costs associated with brands acquired from GSK	—	—	5,426	—	—
Total adjustments	7,273	1,795	6,080	984	1,326
Non-GAAP Adjusted Gross Profit	$178,151	$229,179	$353,296	$341,035	$113,071
Non-GAAP Adjusted Gross Margin	52.9%	52.0%	56.6%	56.7%	57.2%

Reconciliation of GAAP General and Administrative expenses to Non-GAAP Adjusted General and Administrative expenses and related Non-GAAP Adjusted General and Administrative Margin:

	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Three Months Ended December 31,
	2011	2012	2013	2014	2014
($ In thousands)
GAAP General and Administrative	$41,960	$56,700	$51,467	$48,481	$19,454
Adjustments:
Legal and professional fees associated with acquisitions and divestitures	7,729	13,807	98	1,111	477
Transition and integration costs associated with brands acquired from GSK	—	3,588	5,811	—	—
Integration, transition and other costs associated with acquisitions	—	—	—	—	5,181
Unsolicited proposal costs	—	1,737	534	—	—
Total adjustments	7,729	19,132	6,443	1,111	5,658
Non-GAAP Adjusted General and Administrative	$34,231	$37,568	$45,024	$47,370	$13,796

Non-GAAP Adjusted Total Revenues (see table above)	$336,510	$441,085	$624,008	$601,881	$197,606
Non-GAAP Adjusted General and Administrative Margin	10.2%	8.5%	7.2%	7.9%	7.0%